Supplemental Consolidated Schedules Fourth Quarter 2025

QUARTERLY CONSOLIDATED STATEMENT OF INCOME
(Dollars and Shares in Millions, Except Per Share Data) (Unaudited)	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
Interest Income
Loans	$5,599	$5,688	$5,548	$5,533	$5,674
Loans held for sale	43	35	59	28	50
Investment securities	1,343	1,392	1,355	1,308	1,326
Other interest income	938	812	642	647	781
Total interest income	7,923	7,927	7,604	7,516	7,831
Interest Expense
Deposits	2,451	2,648	2,541	2,511	2,772
Short-term borrowings	505	328	291	249	257
Long-term debt	683	729	721	664	656
Total interest expense	3,639	3,705	3,553	3,424	3,685
Net interest income	4,284	4,222	4,051	4,092	4,146
Provision for credit losses	577	571	501	537	560
Net interest income after provision for credit losses	3,707	3,651	3,550	3,555	3,586
Noninterest Income
Card revenue	455	440	442	398	433
Corporate payment products revenue	189	195	192	189	191
Merchant processing services	440	463	474	415	419
Trust and investment management fees	756	730	703	680	703
Service charges	318	333	336	315	314
Capital markets revenue	427	434	390	382	364
Mortgage banking revenue	130	180	162	173	116
Investment products fees	101	97	90	87	87
Securities gains (losses), net	3	(7)	(57)	—	(1)
Other	234	213	192	197	207
Total noninterest income	3,053	3,078	2,924	2,836	2,833
Noninterest Expense
Compensation and employee benefits	2,529	2,561	2,600	2,637	2,607
Net occupancy and equipment	320	300	301	306	317
Professional services	144	117	109	98	135
Marketing and business development	187	175	161	182	160
Technology and communications	584	560	534	533	534
Other intangibles	126	125	124	123	139
Other	337	359	352	353	419
Total noninterest expense	4,227	4,197	4,181	4,232	4,311
Income before income taxes	2,533	2,532	2,293	2,159	2,108
Applicable income taxes	482	524	472	443	438
Net income	2,051	2,008	1,821	1,716	1,670
Net (income) loss attributable to noncontrolling interests	(6)	(7)	(6)	(7)	(7)
Net income attributable to U.S. Bancorp	$2,045	$2,001	$1,815	$1,709	$1,663
Net income applicable to U.S. Bancorp common shareholders	$1,965	$1,893	$1,733	$1,603	$1,581

Earnings per common share	$1.26	$1.22	$1.11	$1.03	$1.01
Diluted earnings per common share	$1.26	$1.22	$1.11	$1.03	$1.01
Dividends declared per common share	$.52	$.52	$.50	$.50	$.50
Average common shares outstanding	1,555	1,557	1,559	1,559	1,560
Average diluted common shares outstanding	1,556	1,557	1,559	1,560	1,560
Financial Ratios (%)
Net interest margin (taxable-equivalent basis)	2.77	2.75	2.66	2.72	2.71
Return on average assets	1.19	1.17	1.08	1.04	.98
Return on average common equity	13.5	13.5	12.9	12.3	12.1
Efficiency ratio	57.4	57.2	59.2	60.8	61.5

CONSOLIDATED ENDING BALANCE SHEET
(Dollars in Millions)	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
Assets		(Unaudited)	(Unaudited)	(Unaudited)
Cash and due from banks	$46,890	$66,637	$57,807	$50,013	$56,502
Investment securities
Held-to-maturity	76,170	76,931	77,879	78,008	78,634
Available-for-sale	90,838	89,065	90,577	86,774	85,992
Loans held for sale	2,538	2,490	2,288	1,746	2,573
Loans
Commercial	153,958	148,414	147,416	144,081	139,484
Commercial real estate	48,920	48,244	48,181	48,334	48,859
Residential mortgages	115,885	115,046	114,475	118,907	118,813
Credit card	32,234	30,594	30,023	29,223	30,350
Other retail	40,338	40,219	40,148	41,274	42,326
Total loans	391,335	382,517	380,243	381,819	379,832
Less allowance for loan losses	(7,605)	(7,557)	(7,537)	(7,584)	(7,583)
Net loans	383,730	374,960	372,706	374,235	372,249
Premises and equipment	3,768	3,695	3,625	3,582	3,565
Goodwill	12,635	12,634	12,637	12,555	12,536
Other intangible assets	4,904	5,152	5,285	5,381	5,547
Other assets	70,872	63,793	63,566	64,195	60,720
Total assets	$692,345	$695,357	$686,370	$676,489	$678,318

Liabilities and Shareholders' Equity
Deposits
Noninterest-bearing	$84,116	$91,550	$86,972	$84,086	$84,158
Interest-bearing	438,100	434,599	431,745	428,439	434,151
Total deposits	522,216	526,149	518,717	512,525	518,309
Short-term borrowings	17,162	15,449	15,039	17,158	15,518
Long-term debt	60,764	62,535	64,013	59,859	58,002
Other liabilities	26,552	27,426	26,705	26,389	27,449
Total liabilities	626,694	631,559	624,474	615,931	619,278
Shareholders' equity
Preferred stock	6,808	6,808	6,808	6,808	6,808
Common stock	21	21	21	21	21
Capital surplus	8,728	8,745	8,706	8,678	8,715
Retained earnings	80,906	79,742	78,652	77,691	76,863
Less treasury stock	(24,283)	(24,228)	(24,140)	(24,060)	(24,065)
Accumulated other comprehensive income (loss)	(6,987)	(7,748)	(8,609)	(9,042)	(9,764)
Total U.S. Bancorp shareholders' equity	65,193	63,340	61,438	60,096	58,578
Noncontrolling interests	458	458	458	462	462
Total equity	65,651	63,798	61,896	60,558	59,040
Total liabilities and equity	$692,345	$695,357	$686,370	$676,489	$678,318

CONSOLIDATED QUARTERLY AVERAGE BALANCE SHEET
(Dollars in Millions, Unaudited)	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
Assets
Investment securities	$172,039	$173,423	$172,841	$171,178	$171,325
Loans held for sale	2,775	2,253	4,843	1,823	3,009
Loans
Commercial
Commercial	144,707	141,542	139,606	135,931	131,180
Lease financing	4,307	4,250	4,211	4,199	4,204
Total commercial	149,014	145,792	143,817	140,130	135,384
Commercial real estate
Commercial mortgages	38,698	38,384	38,194	38,624	39,308
Construction and development	9,792	9,862	10,272	10,266	10,563
Total commercial real estate	48,490	48,246	48,466	48,890	49,871
Residential mortgages	115,390	114,780	115,616	118,844	118,406
Credit card	31,119	30,241	29,588	29,404	29,438
Other retail
Retail leasing	3,572	3,718	3,869	3,990	4,035
Home equity and second mortgages	13,922	13,790	13,678	13,542	13,446
Other	22,778	22,585	23,495	24,228	25,075
Total other retail	40,272	40,093	41,042	41,760	42,556
Total loans	384,285	379,152	378,529	379,028	375,655
Interest-bearing deposits with banks	42,705	47,822	41,550	43,735	50,368
Other earning assets	18,413	14,867	15,579	14,466	13,911
Total earning assets	620,217	617,517	613,342	610,230	614,268
Allowance for loan losses	(7,599)	(7,565)	(7,605)	(7,589)	(7,599)
Unrealized gain (loss) on investment securities	(4,638)	(5,756)	(6,602)	(6,473)	(6,416)
Other assets	75,653	75,409	74,206	73,225	71,654
Total assets	$683,633	$679,605	$673,341	$669,393	$671,907

Liabilities and Shareholders' Equity
Noninterest-bearing deposits	$83,295	$79,890	$79,117	$79,696	$82,909
Interest-bearing deposits
Interest checking	131,055	131,281	131,599	125,651	125,111
Money market savings	186,119	181,063	177,087	195,442	206,557
Savings accounts	64,207	62,599	58,171	50,271	41,200
Time deposits	50,466	56,949	56,916	55,474	56,536
Total interest-bearing deposits	431,847	431,892	423,773	426,838	429,404
Short-term borrowings	16,107	15,698	22,791	18,841	17,607
Long-term debt	61,424	63,329	62,354	58,344	57,428
Total interest-bearing liabilities	509,378	510,919	508,918	504,023	504,439
Other liabilities	25,912	25,695	23,950	25,603	25,287
Shareholders' equity
Preferred equity	6,808	6,808	6,808	6,808	6,808
Common equity	57,782	55,835	54,091	52,803	52,004
Total U.S. Bancorp shareholders' equity	64,590	62,643	60,899	59,611	58,812
Noncontrolling interests	458	458	457	460	460
Total equity	65,048	63,101	61,356	60,071	59,272
Total liabilities and equity	$683,633	$679,605	$673,341	$669,393	$671,907

CONSOLIDATED DAILY AVERAGE BALANCE SHEET AND RELATED YIELDS AND RATES (a)

		For the Three Months Ended December 31,
		2025				2024
(Dollars in Millions) (Unaudited)	Average Balances	Interest	Yields and Rates		Average Balances	Interest	Yields and Rates		% Change Average Balances
Assets
Investment securities (b)	$172,039	$1,361	3.16%	%	$171,325	$1,346	3.14%	%	.4%	%
Loans held for sale	2,775	43	6.16		3,009	50	6.73		(7.8)
Loans (c)
Commercial	149,014	2,104	5.60		135,384	2,111	6.20		10.1
Commercial real estate	48,490	709	5.80		49,871	784	6.25		(2.8)
Residential mortgages	115,390	1,145	3.97		118,406	1,169	3.95		(2.5)
Credit card	31,119	1,012	12.91		29,438	963	13.01		5.7
Other retail	40,272	639	6.29		42,556	658	6.15		(5.4)
Total loans	384,285	5,609	5.80		375,655	5,685	6.03		2.3
Interest-bearing deposits with banks	42,705	418	3.88		50,368	610	4.82		(15.2)
Other earning assets (d)	18,413	520	11.21		13,911	171	4.87		32.4
Total earning assets (d)	620,217	7,951	5.10		614,268	7,862	5.10		1.0
Allowance for loan losses	(7,599)				(7,599)				—
Unrealized gain (loss) on investment securities	(4,638)				(6,416)				27.7
Other assets	75,653				71,654				5.6
Total assets	$683,633				$671,907				1.7

Liabilities and Shareholders' Equity
Noninterest-bearing deposits	$83,295				$82,909				.5%	%
Interest-bearing deposits
Interest checking	131,055	394	1.19		125,111	358	1.14		4.8
Money market savings	186,119	1,327	2.83		206,557	1,743	3.36		(9.9)
Savings accounts	64,207	289	1.78		41,200	85.82			55.8
Time deposits	50,466	441	3.47		56,536	586	4.13		(10.7)
Total interest-bearing deposits	431,847	2,451	2.25		429,404	2,772	2.57		.6
Short-term borrowings (d)	16,107	505	12.44		17,607	257	5.81		(8.5)
Long-term debt	61,424	683	4.41		57,428	657	4.55		7.0
Total interest-bearing liabilities (d)	509,378	3,639	2.83		504,439	3,686	2.91		1.0
Other liabilities	25,912				25,287				2.5
Shareholders' equity
Preferred equity	6,808				6,808				—
Common equity	57,782				52,004				11.1
Total U.S. Bancorp shareholders' equity	64,590				58,812				9.8
Noncontrolling interests	458				460				(.4)
Total equity	65,048				59,272				9.7
Total liabilities and equity	$683,633				$671,907				1.7
Net interest income		$4,312				$4,176
Gross interest margin			2.27%	%			2.19%	%
Gross interest margin without taxable-equivalent increments			2.25				2.17

Percent of Earning Assets
Interest income			5.10%	%			5.10%	%
Interest expense			2.33				2.39
Net interest margin			2.77%	%			2.71%	%
Net interest margin without taxable-equivalent increments			2.75%	%			2.69%	%

(a)Interest and rates are presented on a fully taxable-equivalent basis based on a federal income tax rate of 21 percent.
(b)Yields on investment securities are computed based on amortized cost balances, excluding any premiums or discounts recorded related to the transfer of investment securities at fair value from available-for-sale to held-to-maturity. Yields include impacts of hedge accounting, including portfolio level basis adjustments.
(c)Interest income and rates on loans include loan fees. Nonaccrual loans are included in average loan balances.
(d)Average balances for the three months ended December 31, 2025, reflect the impact of balance sheet netting of certain repurchase/reverse repurchase transactions under enforceable netting agreements, exclusive of the related interest income and expense. Reflecting the impact of netting the related interest income and expense for these arrangements, the average yields earned on other earning assets and total earning assets were 4.25 percent and 4.88 percent, respectively, and average rates paid on short-term borrowings and total interest-bearing liabilities were 4.49 percent and 2.58 percent, respectively, for the three months ended December 31, 2025.

CONSOLIDATED DAILY AVERAGE BALANCE SHEET AND RELATED YIELDS AND RATES (a)

		For the Three Months Ended
	December 31, 2025				September 30, 2025
(Dollars in Millions) (Unaudited)	Average Balances	Interest	Yields and Rates		Average Balances	Interest	Yields and Rates		% Change Average Balances
Assets
Investment securities (b)	$172,039	$1,361	3.16%	%	$173,423	$1,412	3.26%	%	(.8)%	%
Loans held for sale	2,775	43	6.16		2,253	35	6.39		23.2
Loans (c)
Commercial	149,014	2,104	5.60		145,792	2,139	5.82		2.2
Commercial real estate	48,490	709	5.80		48,246	741	6.10		.5
Residential mortgages	115,390	1,145	3.97		114,780	1,162	4.05		.5
Credit card	31,119	1,012	12.91		30,241	1,017	13.34		2.9
Other retail	40,272	639	6.29		40,093	638	6.31		.4
Total loans	384,285	5,609	5.80		379,152	5,697	5.97		1.4
Interest-bearing deposits with banks	42,705	418	3.88		47,822	517	4.29		(10.7)
Other earning assets (d)	18,413	520	11.21		14,867	295	7.87		23.9
Total earning assets (d)	620,217	7,951	5.10		617,517	7,956	5.13		.4
Allowance for loan losses	(7,599)				(7,565)				(.4)
Unrealized gain (loss) on investment securities	(4,638)				(5,756)				19.4
Other assets	75,653				75,409				.3
Total assets	$683,633				$679,605				.6

Liabilities and Shareholders' Equity
Noninterest-bearing deposits	$83,295				$79,890				4.3%	%
Interest-bearing deposits
Interest checking	131,055	394	1.19		131,281	430	1.30		(.2)
Money market savings	186,119	1,327	2.83		181,063	1,403	3.07		2.8
Savings accounts	64,207	289	1.78		62,599	289	1.83		2.6
Time deposits	50,466	441	3.47		56,949	526	3.67		(11.4)
Total interest-bearing deposits	431,847	2,451	2.25		431,892	2,648	2.43		—
Short-term borrowings (d)	16,107	505	12.44		15,698	328	8.28		2.6
Long-term debt	61,424	683	4.41		63,329	729	4.57		(3.0)
Total interest-bearing liabilities (d)	509,378	3,639	2.83		510,919	3,705	2.88		(.3)
Other liabilities	25,912				25,695				.8
Shareholders' equity
Preferred equity	6,808				6,808				—
Common equity	57,782				55,835				3.5
Total U.S. Bancorp shareholders' equity	64,590				62,643				3.1
Noncontrolling interests	458				458				—
Total equity	65,048				63,101				3.1
Total liabilities and equity	$683,633				$679,605				.6
Net interest income		$4,312				$4,251
Gross interest margin			2.27%	%			2.25%	%
Gross interest margin without taxable-equivalent increments			2.25				2.23

Percent of Earning Assets
Interest income			5.10%	%			5.13%	%
Interest expense			2.33				2.38
Net interest margin			2.77%	%			2.75%	%
Net interest margin without taxable-equivalent increments			2.75%	%			2.73%	%

(a)Interest and rates are presented on a fully taxable-equivalent basis based on a federal income tax rate of 21 percent.
(b)Yields on investment securities are computed based on amortized cost balances, excluding any premiums or discounts recorded related to the transfer of investment securities at fair value from available-for-sale to held-to-maturity. Yields include impacts of hedge accounting, including portfolio level basis adjustments.
(c)Interest income and rates on loans include loan fees. Nonaccrual loans are included in average loan balances.
(d)Average balances reflect the impact of balance sheet netting of certain repurchase/reverse repurchase transactions under enforceable netting agreements, exclusive of the related interest income and expense. Reflecting the impact of netting the related interest income and expense for these arrangements, the average yields earned on other earning assets and total earning assets were 4.25 percent and 4.88 percent, respectively, and the average rates paid on short-term borrowings and total interest-bearing liabilities were 4.49 percent and 2.58 percent, respectively, for the three months ended December 31, 2025. The average yields earned on other earning assets and total earning assets were 4.53 percent and 5.03 percent, respectively, and average rates paid on short-term borrowings and total interest-bearing liabilities were 5.12 percent and 2.78 percent, respectively, for the three months ended September 30, 2025.

CONSOLIDATED DAILY AVERAGE BALANCE SHEET AND RELATED YIELDS AND RATES (a)

		For the Year Ended December 31,
	2025				2024
(Dollars in Millions) (Unaudited)	Average Balances	Interest	Yields and Rates		Average Balances	Interest	Yields and Rates		% Change Average Balances
Assets
Investment securities (b)	$172,376	$5,474	3.18%	%	$166,634	$5,189	3.11%	%	3.4%	%
Loans held for sale	2,924	165	5.65		2,539	173	6.82		15.2
Loans (c)
Commercial	144,716	8,366	5.78		133,412	8,717	6.53		8.5
Commercial real estate	48,521	2,898	5.97		51,657	3,326	6.44		(6.1)
Residential mortgages	116,144	4,656	4.01		117,026	4,577	3.91		(.8)
Credit card	30,093	3,941	13.10		28,683	3,815	13.30		4.9
Other retail	40,786	2,547	6.24		43,097	2,619	6.08		(5.4)
Total loans	380,260	22,408	5.89		373,875	23,054	6.17		1.7
Interest-bearing deposits with banks	43,961	1,867	4.25		51,215	2,744	5.36		(14.2)
Other earning assets (d)	15,839	1,172	7.40		12,378	629	5.08		28.0
Total earning assets (d)	615,360	31,086	5.05		606,641	31,789	5.24		1.4
Allowance for loan losses	(7,590)				(7,541)				(.6)
Unrealized gain (loss) on investment securities	(5,862)				(6,820)				14.0
Other assets	74,632				71,734				4.0
Total assets	$676,540				$664,014				1.9

Liabilities and Shareholders' Equity
Noninterest-bearing deposits	$80,508				$83,007				(3.0)%	%
Interest-bearing deposits
Interest checking	129,915	1,581	1.22		125,365	1,505	1.20		3.6
Money market savings	184,892	5,560	3.01		204,509	7,580	3.71		(9.6)
Savings accounts	58,860	1,000	1.70		39,625	165.42			48.5
Time deposits	54,943	2,010	3.66		57,009	2,438	4.28		(3.6)
Total interest-bearing deposits	428,610	10,151	2.37		426,508	11,688	2.74		.5
Short-term borrowings (d)	18,345	1,373	7.48		17,201	1,109	6.45		6.7
Long-term debt	61,376	2,797	4.56		54,473	2,583	4.74		12.7
Total interest-bearing liabilities (d)	508,331	14,321	2.82		498,182	15,380	3.09		2.0
Other liabilities	25,292				25,157				.5
Shareholders' equity
Preferred equity	6,808				6,808				—
Common equity	55,143				50,398				9.4
Total U.S. Bancorp shareholders' equity	61,951				57,206				8.3
Noncontrolling interests	458				462				(.9)
Total equity	62,409				57,668				8.2
Total liabilities and equity	$676,540				$664,014				1.9
Net interest income		$16,765				$16,409
Gross interest margin			2.23%	%			2.15%	%
Gross interest margin without taxable-equivalent increments			2.21				2.13

Percent of Earning Assets
Interest income			5.05%	%			5.24%	%
Interest expense			2.33				2.54
Net interest margin			2.72%	%			2.70%	%
Net interest margin without taxable-equivalent increments			2.70%	%			2.68%	%

(a)Interest and rates are presented on a fully taxable-equivalent basis based on a federal income tax rate of 21 percent.
(b)Yields on investment securities are computed based on amortized cost balances, excluding any premiums or discounts recorded related to the transfer of investment securities at fair value from available-for-sale to held-to-maturity. Yields include impacts of hedge accounting, including portfolio level basis adjustments.
(c)Interest income and rates on loans include loan fees. Nonaccrual loans are included in average loan balances.
(d)Average balances for the year ended December 31, 2025, reflect the impact of balance sheet netting of certain repurchase/reverse repurchase transactions under enforceable netting agreements, exclusive of the related interest income and expense. Reflecting the impact of netting the related interest income and expense for these arrangements, the average yields earned on other earning assets and total earning assets were 4.57 percent and 4.98 percent, respectively, and average rates paid on short-term borrowings and total interest-bearing liabilities were 5.04 percent and 2.73 percent, respectively, for the year ended December 31, 2025.

LOAN PORTFOLIO
	December 31, 2025		September 30, 2025		June 30, 2025		March 31, 2025		December 31, 2024
(Dollars in Millions) (Unaudited)	Amount	Percent of Total	Amount	Percent of Total	Amount	Percent of Total	Amount	Percent of Total	Amount	Percent of Total
Commercial
Commercial	$149,522	38.2	$144,106	37.7	$143,135	37.7	$139,840	36.6	$135,254	35.6
Lease financing	4,436	1.2	4,308	1.1	4,281	1.1	4,241	1.1	4,230	1.1
Total commercial	153,958	39.4	148,414	38.8	147,416	38.8	144,081	37.7	139,484	36.7

Commercial real estate
Commercial mortgages	39,476	10.1	38,316	10.0	38,144	10.0	38,064	10.0	38,619	10.2
Construction and
development	9,444	2.4	9,928	2.6	10,037	2.7	10,270	2.7	10,240	2.7
Total commercial
real estate	48,920	12.5	48,244	12.6	48,181	12.7	48,334	12.7	48,859	12.9

Residential mortgages
Residential mortgages	110,788	28.3	109,730	28.7	108,913	28.6	113,112	29.6	112,806	29.7
Home equity loans, first
liens	5,097	1.3	5,316	1.4	5,562	1.5	5,795	1.5	6,007	1.6
Total residential
mortgages	115,885	29.6	115,046	30.1	114,475	30.1	118,907	31.1	118,813	31.3

Credit card	32,234	8.2	30,594	8.0	30,023	7.9	29,223	7.7	30,350	8.0

Other retail
Retail leasing	3,524.9		3,627	1.0	3,816	1.0	3,928	1.0	4,040	1.0
Home equity and second
mortgages	14,025	3.6	13,858	3.6	13,761	3.6	13,540	3.6	13,565	3.6
Revolving credit	4,561	1.2	4,274	1.1	4,062	1.1	3,791	1.0	3,747	1.0
Installment	14,653	3.7	14,592	3.8	14,220	3.7	14,190	3.7	14,373	3.8
Automobile	3,575.9		3,868	1.0	4,289	1.1	5,825	1.5	6,601	1.7
Total other retail	40,338	10.3	40,219	10.5	40,148	10.5	41,274	10.8	42,326	11.1
Total loans	$391,335	100.0	$382,517	100.0	$380,243	100.0	$381,819	100.0	$379,832	100.0

Supplemental Business Segment Schedules Fourth Quarter 2025
WEALTH, CORPORATE, COMMERCIAL AND INSTITUTIONAL BANKING CONSUMER AND BUSINESS BANKING PAYMENT SERVICES TREASURY AND CORPORATE SUPPORT

WEALTH, CORPORATE, COMMERCIAL AND INSTITUTIONAL BANKING							Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	December 31, 2025		September 30, 2025		June 30, 2025		March 31, 2025		December 31, 2024
INCOME STATEMENT
Net Interest Income (taxable-equivalent basis)	$1,852		$1,823		$1,783		$1,756		$1,935
Noninterest Income
Card revenue	—		—		—		—		—
Corporate payment products revenue	—		—		—		—		—
Merchant processing services	—		—		—		—		—
Trust and investment management fees	755		729		702		679		702
Service charges	140		149		159		148		140
Capital markets revenue	194		219		190		189		162
Mortgage banking revenue	—		—		—		—		—
Investment products fees	101		97		90		87		87
Securities gains (losses), net	—		—		—		—		—
Other	59		62		57		63		60
Total noninterest income	1,249		1,256		1,198		1,166		1,151
Total net revenue	3,101		3,079		2,981		2,922		3,086
Noninterest Expense
Compensation and employee benefits	534		530		535		522		498
Other intangibles	46		46		46		46		50
Net shared services	515		522		532		525		531
Other direct expenses	258		235		235		241		242
Total noninterest expense	1,353		1,333		1,348		1,334		1,321
Income before provision and income taxes	1,748		1,746		1,633		1,588		1,765
Provision for Credit Losses	156		197		183		10		50
Income before income taxes	1,592		1,549		1,450		1,578		1,715
Income taxes and taxable-equivalent adjustment	398		387		363		395		429
Net income	1,194		1,162		1,087		1,183		1,286
Net (income) loss attributable to noncontrolling interests	—		—		—		—		—
Net income attributable to U.S. Bancorp	$1,194		$1,162		$1,087		$1,183		$1,286

FINANCIAL RATIOS
Return on average assets	2.17%	%	2.17%	%	2.06%	%	2.30%	%	2.52%	%
Net interest margin (taxable-equivalent basis)	3.65		3.71		3.69		3.75		4.17
Efficiency ratio	43.6		43.3		45.2		45.7		42.8

WEALTH, CORPORATE, COMMERCIAL AND INSTITUTIONAL BANKING							Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	December 31, 2025		September 30, 2025		June 30, 2025		March 31, 2025		December 31, 2024
AVERAGE BALANCE SHEET
Loans
Commercial	$128,313		$125,669		$123,864		$121,193		$115,926
Commercial real estate	33,952		33,752		34,058		34,608		35,592
Residential mortgages	20,585		19,056		17,559		16,593		16,148
Credit card	—		—		—		—		—
Other retail	6,309		5,963		5,784		5,621		5,542
Total loans	189,159		184,440		181,265		178,015		173,208
Other Earning Assets	12,213		10,734		12,778		11,957		11,399
Total earning assets	201,372		195,174		194,043		189,972		184,607
Non-earning Assets
Goodwill	4,826		4,826		4,826		4,824		4,824
Other intangible assets	726		772		817		863		903
Other non-earning assets	11,861		12,150		12,456		13,007		12,463
Total non-earning assets	17,413		17,748		18,099		18,694		18,190
Total assets	218,785		212,922		212,142		208,666		202,797
Deposits
Noninterest-bearing deposits	58,783		55,319		54,398		55,147		56,982
Interest checking	58,305		59,102		58,745		53,203		53,109
Savings products	156,287		149,449		141,608		152,271		154,786
Time deposits	8,800		9,253		9,879		10,820		11,494
Total deposits	282,175		273,123		264,630		271,441		276,371
Other Interest-bearing Liabilities	15,197		14,219		16,270		16,059		15,699
Other Noninterest-bearing Liabilities	7,974		8,091		8,179		8,903		8,764
Total liabilities	305,346		295,433		289,079		296,403		300,834
Total U.S. Bancorp Shareholders' Equity	22,557		22,130		21,823		21,551		21,238
Noncontrolling Interests	—		—		—		—		—
Total Equity	22,557		22,130		21,823		21,551		21,238
NET INTEREST SPREADS (%)
Total earning assets	1.72		1.36		1.08		1.13		1.16
Total assets	1.27		.91		.65		.67		.66
Total deposits	2.30		2.47		2.53		2.51		2.69
Total liabilities	1.83		2.28		2.49		2.48		2.67
CREDIT QUALITY
Net Charge-offs
Commercial	$93		$15		$48		$66		$73
Commercial real estate	(4)		105		58		(5)		46
Residential mortgages	—		—		—		—		—
Credit card	—		—		—		—		—
Other retail	—		(1)		—		—		—
Total net charge-offs	$89		$119		$106		$61		$119
Net Charge-off Ratios
Commercial	.29%	%	.05%	%	.16%	%	.22%	%	.25%	%
Commercial real estate	(.05)		1.23		.68		(.06)		.51
Residential mortgages	—		—		—		—		—
Credit card	—		—		—		—		—
Other retail	—		(.07)		—		—		—
Total net charge-offs	.19%	%	.26%	%	.23%	%	.14%	%	.27%	%

	December 31, 2025		September 30, 2025		June 30, 2025		March 31, 2025		December 31, 2024
Nonperforming Assets
Nonperforming loans	$1,126		$1,208		$1,240		$1,273		$1,384
Other nonperforming assets	1		1		1		—		—
Total nonperforming assets	$1,127		$1,209		$1,241		$1,273		$1,384

WEALTH, CORPORATE, COMMERCIAL AND INSTITUTIONAL BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
OTHER INFORMATION
Average Loan Balances
Commercial real estate division	$44,846	$44,050	$43,985	$43,702	$44,400
Wealth management	34,230	32,250	30,514	29,186	28,728
Institutional client group	93,641	92,010	91,473	90,571	85,407
Other	16,442	16,130	15,293	14,556	14,673
Total	$189,159	$184,440	$181,265	$178,015	$173,208

Average Deposit Balances
Commercial real estate division	$17,299	$15,984	$15,502	$15,527	$16,949
Wealth management	47,230	46,234	45,264	45,257	44,224
Institutional client group	138,367	137,027	133,563	134,929	134,320
Global corporate trust	60,677	56,935	54,383	59,342	66,416
Other	18,602	16,943	15,918	16,386	14,462
Total	$282,175	$273,123	$264,630	$271,441	$276,371

Noninterest Income
Trust and investment management fees
Wealth management	$181	$175	$172	$167	$177
U.S. Bancorp Asset Management	65	65	62	64	62
Global corporate trust	253	242	231	219	230
Global fund services	160	154	144	140	143
Institutional trust & custody	70	69	67	63	64
Other	26	24	26	26	26
Global capital markets	247	281	246	240	203
Treasury management	139	148	159	148	140
All other noninterest income	108	98	91	99	106
Total	$1,249	$1,256	$1,198	$1,166	$1,151

Assets Under Management by Category *
Equity	$88,527	$85,068	$79,084	$80,414	$81,688
Fixed income	225,777	224,009	232,453	224,349	214,329
Money market	202,398	194,604	187,799	182,768	171,192
Other	28,243	26,336	37,037	36,741	37,916
Total	$544,945	$530,017	$536,373	$524,272	$505,125

* Amounts reported reflect end of month balances reported on a one month lag.

CONSUMER AND BUSINESS BANKING							Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	December 31, 2025		September 30, 2025		June 30, 2025		March 31, 2025		December 31, 2024
INCOME STATEMENT
Net Interest Income (taxable-equivalent basis)	$1,789		$1,848		$1,843		$1,768		$1,912
Noninterest Income
Card revenue	3		3		3		2		2
Corporate payment products revenue	—		—		—		—		—
Merchant processing services	—		—		—		—		—
Trust and investment management fees	1		1		1		1		1
Service charges	176		182		173		163		169
Capital markets revenue	6		7		6		5		5
Mortgage banking revenue	130		180		162		173		116
Investment products fees	—		—		—		—		—
Securities gains (losses), net	—		—		—		—		—
Other	58		63		62		64		74
Total noninterest income	374		436		407		408		367
Total net revenue	2,163		2,284		2,250		2,176		2,279
Noninterest Expense
Compensation and employee benefits	530		526		529		524		544
Other intangibles	59		59		59		59		65
Net shared services	700		705		681		664		694
Other direct expenses	314		314		309		305		327
Total noninterest expense	1,603		1,604		1,578		1,552		1,630
Income before provision and income taxes	560		680		672		624		649
Provision for Credit Losses	76		61		39		62		80
Income before income taxes	484		619		633		562		569
Income taxes and taxable-equivalent adjustment	121		155		158		141		142
Net income	363		464		475		421		427
Net (income) loss attributable to noncontrolling interests	—		—		—		—		—
Net income attributable to U.S. Bancorp	$363		$464		$475		$421		$427

FINANCIAL RATIOS
Return on average assets	.91%	%	1.16%	%	1.15%	%	1.03%	%	1.01%	%
Net interest margin (taxable-equivalent basis)	4.80		4.95		4.79		4.61		4.82
Efficiency ratio	74.1		70.2		70.1		71.3		71.5

CONSUMER AND BUSINESS BANKING							Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	December 31, 2025		September 30, 2025		June 30, 2025		March 31, 2025		December 31, 2024
AVERAGE BALANCE SHEET
Loans
Commercial	$4,488		$4,330		$4,525		$4,054		$4,306
Commercial real estate	11,880		11,849		11,772		11,606		11,610
Residential mortgages	94,804		95,724		98,057		102,251		102,257
Credit card	—		—		—		—		—
Other retail	33,835		33,999		35,124		35,996		36,865
Total loans	145,007		145,902		149,478		153,907		155,038
Other Earning Assets	2,850		2,331		4,875		1,778		2,738
Total earning assets	147,857		148,233		154,353		155,685		157,776
Non-earning Assets
Goodwill	4,326		4,326		4,326		4,326		4,326
Other intangible assets	4,022		4,223		4,277		4,368		4,324
Other non-earning assets	2,003		1,969		2,036		2,113		2,267
Total non-earning assets	10,351		10,518		10,639		10,807		10,917
Total assets	158,208		158,751		164,992		166,492		168,693
Deposits
Noninterest-bearing deposits	19,418		19,653		19,630		19,138		20,180
Interest checking	71,143		70,508		70,974		70,901		70,495
Savings products	92,410		92,520		91,765		91,315		90,885
Time deposits	39,401		39,231		38,018		36,648		37,279
Total deposits	222,372		221,912		220,387		218,002		218,839
Other Interest-bearing Liabilities	2,127		1,553		1,537		1,728		1,466
Other Noninterest-bearing Liabilities	1,742		1,872		1,880		1,842		2,051
Total liabilities	226,241		225,337		223,804		221,572		222,356
Total U.S. Bancorp Shareholders' Equity	13,293		13,363		13,556		13,705		14,050
Noncontrolling Interests	—		—		—		—		—
Total Equity	13,293		13,363		13,556		13,705		14,050
NET INTEREST SPREADS (%)
Total earning assets	1.33		1.38		1.35		1.42		1.34
Total assets	1.00		1.05		1.03		1.10		1.02
Total deposits	3.59		3.94		3.98		4.08		4.31
Total liabilities	3.57		3.90		3.95		4.04		4.28
CREDIT QUALITY
Net Charge-offs
Commercial	$13		$16		$16		$12		$13
Commercial real estate	1		1		(1)		1		1
Residential mortgages	(2)		(1)		(1)		—		(2)
Credit card	—		—		—		—		—
Other retail	67		58		52		62		62
Total net charge-offs	$79		$74		$66		$75		$74
Net Charge-off Ratios
Commercial	1.15%	%	1.47%	%	1.42%	%	1.20%	%	1.20%	%
Commercial real estate	.03		.03		(.03)		.03		.03
Residential mortgages	(.01)		—		—		—		(.01)
Credit card	—		—		—		—		—
Other retail	.79		.68		.59		.70		.67
Total net charge-offs	.22%	%	.20%	%	.18%	%	.20%	%	.19%	%

	December 31, 2025		September 30, 2025		June 30, 2025		March 31, 2025		December 31, 2024
Nonperforming Assets
Nonperforming loans	$413		$394		$391		$383		$386
Other nonperforming assets	24		23		21		23		21
Total nonperforming assets	$437		$417		$412		$406		$407

CONSUMER AND BUSINESS BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
OTHER INFORMATION
Other Retail Loan Information
Average Balances
Retail leasing	$3,572	$3,718	$3,868	$3,990	$4,035
Home equity and second mortgages	11,457	11,359	11,246	11,120	11,015
Other	18,806	18,922	20,010	20,886	21,815
Total other retail	$33,835	$33,999	$35,124	$35,996	$36,865
Home equity first lien*	$4,662	$4,861	$5,093	$5,296	$5,498
Home equity loans	2,754	2,712	2,621	2,492	2,381
Home equity lines	8,703	8,647	8,625	8,628	8,634
Total home equity	$16,119	$16,220	$16,339	$16,416	$16,513
Net Charge-off Ratios (%)
Retail leasing	2.00	1.81	1.04	1.32	.79
Home equity and second mortgages	—	(.03)	—	(.04)	.04
Other	1.03	.88	.84	.97	.97
Total other retail	.79	.68	.59	.70	.67
Retail Credit Production
Indirect loan/lease production volume	$1,435	$1,660	$1,367	$1,141	$1,397
Direct branch loan/line production volume	1,613	1,836	1,935	1,499	1,430
Other production volume	1,196	1,133	1,004	817	547
Total retail credit production volume	$4,244	$4,629	$4,306	$3,457	$3,374
Branch and ATM Data
# of branches	2,075	2,080	2,081	2,117	2,165
# of U.S. Bank ATMs	4,428	4,374	4,320	4,476	4,489

* Home equity first lien balances are reported within residential mortgages as required by regulatory accounting principles.

CONSUMER AND BUSINESS BANKING						Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	December 31, 2025	September 30, 2025		June 30, 2025		March 31, 2025		December 31, 2024
Mortgage Banking Division Data
Mortgage banking revenue
Origination and sales (a)	$84	$93		$80		$71		$67
Loan servicing	165	173		172		172		173
Mortgage servicing rights fair value changes
net of economic hedges (b)	(11)	12		(4)		2		(14)
Other changes in mortgage servicing rights fair value (c)	(108)	(98)		(86)		(72)		(110)
Total mortgage banking revenue	$130	$180		$162		$173		$116
Mortgage production volume	$12,627	$9,951		$9,645		$6,562		$10,211
Mortgage application volume	$16,214	$14,845		$14,363		$11,631		$11,087
Mortgages serviced for others (d)(e)	$216,349	$216,146		$220,795		$216,701		$216,648
A summary of the Company's mortgage servicing rights and related characteristics by portfolio as of December 31, 2025, was as follows:
(Dollars in Millions)		HFA (f)		Government		Conventional (g)		Total
Servicing portfolio (h)		$56,993		$23,630		$126,614		$207,237
Fair value		$849		$465		$1,845		$3,159
Value (bps) (i)		149		197		146		152
Weighted-average servicing fees (bps)		35		45		25		30
Multiple (value/servicing fees)		4.22		4.41		5.75		5.03
Weighted-average note rate		5.17%	%	4.41%	%	4.04%	%	4.39%	%
Weighted-average age (in years)		4.8		6.8		5.7		5.6
Weighted-average expected prepayment (constant prepayment rate)		10.2%	%	10.1%	%	8.2%	%	9.0%	%
Weighted-average expected life (in years)		7.4		6.7		7.2		7.2
Weighted-average option adjusted spread (j)		7.3%	%	6.9%	%	5.1%	%	5.9%	%
(a)Origination and sales revenue recorded based on estimated number of applications that will close.
(b)Represents the net impact of changes in the fair value of mortgage servicing rights related to assumption changes and the derivatives used to economically hedge the mortgage servicing rights fair value changes.
(c)Primarily the change in MSR value from passage of time and cash flows realized (decay), but also includes the impact of changes to expected cash flows not associated with changes in market interest rates, such as the impact of delinquencies.
(d)Amounts reported reflect end of period balances.
(e)Includes subserviced mortgages with no corresponding mortgage servicing rights asset.
(f)Represents Housing Finance Agency division.
(g)Represents loans primarily sold to government-sponsored enterprises.
(h)Represents principal balance of mortgages having corresponding mortgage servicing rights asset.
(i)Calculated as fair value divided by the servicing portfolio.
(j)Option adjusted spread is the incremental spread added to the risk-free rate to reflect optionality and other risk inherent in the mortgage servicing rights asset.

PAYMENT SERVICES							Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	December 31, 2025		September 30, 2025		June 30, 2025		March 31, 2025		December 31, 2024
INCOME STATEMENT
Net Interest Income (taxable-equivalent basis)	$795		$781		$730		$742		$729
Noninterest Income
Card revenue	452		437		439		396		431
Corporate payment products revenue	189		195		192		189		191
Merchant processing services	440		463		474		415		419
Trust and investment management fees	—		—		—		—		—
Service charges	—		—		—		—		—
Capital markets revenue	—		—		—		—		—
Mortgage banking revenue	—		—		—		—		—
Investment products fees	—		—		—		—		—
Securities gains (losses), net	—		—		—		—		—
Other	21		11		11		35		10
Total noninterest income	1,102		1,106		1,116		1,035		1,051
Total net revenue	1,897		1,887		1,846		1,777		1,780
Noninterest Expense
Compensation and employee benefits	232		227		218		214		211
Other intangibles	21		20		19		18		24
Net shared services	550		547		518		530		535
Other direct expenses	287		250		249		226		236
Total noninterest expense	1,090		1,044		1,004		988		1,006
Income before provision and income taxes	807		843		842		789		774
Provision for Credit Losses	461		408		384		317		463
Income before income taxes	346		435		458		472		311
Income taxes and taxable-equivalent adjustment	87		109		115		118		78
Net income	259		326		343		354		233
Net (income) loss attributable to noncontrolling interests	—		—		—		—		—
Net income attributable to U.S. Bancorp	$259		$326		$343		$354		$233

FINANCIAL RATIOS
Return on average assets	2.10%	%	2.67%	%	2.88%	%	3.07%	%	1.91%	%
Net interest margin (taxable-equivalent basis)	7.18		7.21		6.93		7.22		6.85
Efficiency ratio	57.5		55.3		54.4		55.6		56.5

PAYMENT SERVICES							Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	December 31, 2025		September 30, 2025		June 30, 2025		March 31, 2025		December 31, 2024
AVERAGE BALANCE SHEET
Loans
Commercial	$12,698		$12,588		$12,504		$12,067		$12,439
Commercial real estate	—		—		—		—		—
Residential mortgages	—		—		—		—		—
Credit card	31,119		30,241		29,588		29,404		29,438
Other retail	126		128		132		136		144
Total loans	43,943		42,957		42,224		41,607		42,021
Other Earning Assets	5		5		5		57		290
Total earning assets	43,948		42,962		42,229		41,664		42,311
Non-earning Assets
Goodwill	3,478		3,482		3,425		3,391		3,399
Other intangible assets	251		260		258		249		262
Other non-earning assets	1,242		1,720		1,923		1,521		2,573
Total non-earning assets	4,971		5,462		5,606		5,161		6,234
Total assets	48,919		48,424		47,835		46,825		48,545
Deposits
Noninterest-bearing deposits	2,478		2,427		2,511		2,682		2,592
Interest checking	1		—		1		1		—
Savings products	93		94		93		92		93
Time deposits	1		1		1		1		1
Total deposits	2,573		2,522		2,606		2,776		2,686
Other Interest-bearing Liabilities	325		257		331		228		178
Other Noninterest-bearing Liabilities	4,676		5,104		5,377		4,880		5,774
Total liabilities	7,574		7,883		8,314		7,884		8,638
Total U.S. Bancorp Shareholders' Equity	10,457		10,318		10,234		10,229		10,154
Noncontrolling Interests	—		—		—		—		—
Total Equity	10,457		10,318		10,234		10,229		10,154
NET INTEREST SPREADS (%)
Total earning assets	6.34		6.46		6.18		6.51		6.21
Total assets	5.27		5.23		4.94		5.30		4.80
Total deposits	4.78		5.19		5.23		5.11		5.48
Total liabilities	4.30		4.43		4.39		4.48		4.74
CREDIT QUALITY
Net Charge-offs
Commercial	$61		$62		$63		$63		$60
Commercial real estate	—		—		—		—		—
Residential mortgages	—		—		—		—		—
Credit card	297		284		317		325		317
Other retail	1		1		1		1		1
Total net charge-offs	$359		$347		$381		$389		$378
Net Charge-off Ratios
Commercial	1.91%	%	1.95%	%	2.02%	%	2.12%	%	1.92%	%
Commercial real estate	—		—		—		—		—
Residential mortgages	—		—		—		—		—
Credit card	3.79		3.73		4.30		4.48		4.28
Other retail	3.15		3.10		3.04		2.98		2.76
Total net charge-offs	3.24%	%	3.20%	%	3.62%	%	3.79%	%	3.58%	%

	December 31, 2025		September 30, 2025		June 30, 2025		March 31, 2025		December 31, 2024
Nonperforming Assets
Nonperforming loans	$—		$—		$—		$—		$—
Other nonperforming assets	—		—		—		—		—
Total nonperforming assets	$—		$—		$—		$—		$—

PAYMENT SERVICES				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
OTHER INFORMATION
Total Noninterest Income
Retail payment solutions	$465	$441	$442	$423	$436
Corporate payment systems	192	198	195	192	194
Global merchant acquiring	445	467	479	420	421
Total	$1,102	$1,106	$1,116	$1,035	$1,051
Payment Volumes
Retail payment solutions (issuing)
Credit card	$39,651	$38,581	$38,132	$34,960	$37,640
Debit and prepaid card	28,974	27,936	27,821	26,029	27,247
Total retail payment solutions	$68,625	$66,517	$65,953	$60,989	$64,887

Corporate payment systems (issuing)	$21,413	$23,312	$22,317	$21,612	$21,859

Merchant volume (acquiring)	$145,144	$157,540	$155,853	$143,505	$142,576
# of merchant transactions	2,194,766,357	2,305,019,024	2,259,541,900	2,014,546,904	2,112,763,544

TREASURY AND CORPORATE SUPPORT				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
INCOME STATEMENT
Net Interest Income (taxable-equivalent basis)	($124)	($201)	($276)	($144)	($400)
Noninterest Income
Card revenue	—	—	—	—	—
Corporate payment products revenue	—	—	—	—	—
Merchant processing services	—	—	—	—	—
Trust and investment management fees	—	—	—	—	—
Service charges	2	2	4	4	5
Capital markets revenue	227	208	194	188	197
Mortgage banking revenue	—	—	—	—	—
Investment products fees	—	—	—	—	—
Securities gains (losses), net	3	(7)	(57)	—	(1)
Other	96	77	62	35	63
Total noninterest income	328	280	203	227	264
Total net revenue	204	79	(73)	83	(136)
Noninterest Expense
Compensation and employee benefits	1,233	1,278	1,318	1,377	1,354
Other intangibles	—	—	—	—	—
Net shared services	(1,765)	(1,774)	(1,731)	(1,719)	(1,760)
Other direct expenses	713	712	664	700	760
Total noninterest expense	181	216	251	358	354
Income (loss) before provision and income taxes	23	(137)	(324)	(275)	(490)
Provision for Credit Losses	(116)	(95)	(105)	148	(33)
Income (loss) before income taxes	139	(42)	(219)	(423)	(457)
Income taxes and taxable-equivalent adjustment	(96)	(98)	(135)	(181)	(181)
Net income (loss)	235	56	(84)	(242)	(276)
Net (income) loss attributable to noncontrolling interests	(6)	(7)	(6)	(7)	(7)
Net income (loss) attributable to U.S. Bancorp	$229	$49	($90)	($249)	($283)

FINANCIAL RATIOS (%)
Return on average assets	nm	nm	nm	nm	nm
Net interest margin (taxable-equivalent basis)	nm	nm	nm	nm	nm
Efficiency ratio	nm	nm	nm	nm	nm

TREASURY AND CORPORATE SUPPORT				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
AVERAGE BALANCE SHEET
Loans
Commercial	$3,515	$3,205	$2,924	$2,816	$2,713
Commercial real estate	2,658	2,645	2,636	2,676	2,669
Residential mortgages	1	—	—	—	1
Credit card	—	—	—	—	—
Other retail	2	3	2	7	5
Total loans	6,176	5,853	5,562	5,499	5,388
Other Earning Assets	220,864	225,295	217,155	217,410	224,186
Total earning assets	227,040	231,148	222,717	222,909	229,574
Non-earning Assets
Goodwill	—	—	—	—	—
Other intangible assets	7	7	8	8	8
Other non-earning assets	30,674	28,353	25,647	24,493	22,290
Total non-earning assets	30,681	28,360	25,655	24,501	22,298
Total assets	257,721	259,508	248,372	247,410	251,872
Deposits
Noninterest-bearing deposits	2,616	2,491	2,578	2,729	3,155
Interest checking	1,606	1,671	1,879	1,546	1,507
Savings products	1,536	1,599	1,792	2,035	1,993
Time deposits	2,264	8,464	9,018	8,005	7,762
Total deposits	8,022	14,225	15,267	14,315	14,417
Other Interest-bearing Liabilities	59,882	62,998	67,007	59,170	57,692
Other Noninterest-bearing Liabilities	11,520	10,628	8,514	9,978	8,698
Total liabilities	79,424	87,851	90,788	83,463	80,807
Total U.S. Bancorp Shareholders' Equity	18,283	16,832	15,286	14,126	13,370
Noncontrolling Interests	458	458	457	460	460
Total Equity	18,741	17,290	15,743	14,586	13,830
NET INTEREST SPREADS (%)
Total earning assets	nm	nm	nm	nm	nm
Total assets	nm	nm	nm	nm	nm
Total deposits	nm	nm	nm	nm	nm
Total liabilities	nm	nm	nm	nm	nm
CREDIT QUALITY
Net Charge-offs
Commercial	$—	($1)	$1	$22	$—
Commercial real estate	—	(3)	—	—	(9)
Residential mortgages	—	—	—	—	—
Credit card	—	—	—	—	—
Other retail	—	—	—	—	—
Total net charge-offs	$—	($4)	$1	$22	($9)
Net Charge-off Ratios (%)
Commercial	nm	nm	nm	nm	nm
Commercial real estate	nm	nm	nm	nm	nm
Residential mortgages	nm	nm	nm	nm	nm
Credit card	nm	nm	nm	nm	nm
Other retail	nm	nm	nm	nm	nm
Total net charge-offs	nm	nm	nm	nm	nm

	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
Nonperforming Assets
Nonperforming loans	$8	$8	$6	$29	$23
Other nonperforming assets	18	20	21	19	18
Total nonperforming assets	$26	$28	$27	$48	$41